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NOMINATION NOTICE
SMHL MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENT

TO:       PERPETUAL TRUSTEES AUSTRALIA LIMITED
          ABN 86 000 431 827
          of Level 7, 39 Hunter Street, Sydney, New South Wales
          (TRUSTEE)

AND:      MEMBERS EQUITY PTY LIMITED
          ABN 56 070 887 679
          of Level 17, 360 Collins Street, Melbourne, Victoria
          (MORTGAGE MANAGER)

FROM:     ME PORTFOLIO MANAGEMENT LIMITED
          ABN 79 005 964 134
          of Level 17, 360 Collins Street, Melbourne, Victoria
          (MANAGER)

We refer to the Mortgage Origination and Management Agreement dated 4 July 1994 between the Trustee and National Mutual Property Services (Aust) Pty Limited as
novated and amended (MOMA).

Pursuant to clause 19.1 of the MOMA we hereby nominate the following Fund as a
Fund for the purposes of clause 19 of the MOMA:

     SMHL Global Fund No. 7

A word or phrase (unless otherwise defined in this Nomination Notice) defined in the MOMA has the same meaning as in the MOMA when used in this Nomination
Notice.

DATED:        2004

SIGNED for and on behalf of
ME PORTFOLIO MANAGEMENT LIMITED
by two of its Authorised Signatories:

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Authorised Signatory                          Authorised Signatory

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Name (please print)                           Name (please print)

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Freehills Sydney\004679924     Printed 24 August 2004 (14:10)             PAGE 1